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EXHIBIT 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        I, Robert L. Howard-Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Occam Networks, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Occam Networks, Inc.

Date: October 16, 2007	By:	/s/ ROBERT L. HOWARD-ANDERSON
	Name:	Robert L. Howard-Anderson
	Title:	President and Chief Executive Officer

        I, Christopher B. Farrell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Occam Networks, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Occam Networks, Inc.

Date: October 16, 2007	By:	/s/ CHRISTOPHER B. FARRELL
	Name:	Christopher B. Farrell
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Occam Networks, Inc. and will be retained by Occam Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002